Exhibit 10.2

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED.  ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

AMENDMENT NO. 2

This Amendment No. 2 (“Amendment”), effective as of March 31, 2015 (the “Effective Date”), entered into by and between (i) AMAG Pharmaceuticals, Inc. (“AMAG” or the “Company”) and (ii) Sigma-Aldrich, Inc. (“SAFC”), amends that certain Commercial Supply Agreement between AMAG and SAFC dated August 29, 2012 (the “Commercial Supply Agreement”), as amended October 3, 2013 (“Amendment No. 1”), and collectively with the Commercial Supply Agreement, the “Agreement”). Capitalized terms used but not defined in this Amendment will have the meanings given them in the Agreement.

BACKGROUND

SAFC and AMAG desire to amend the Agreement as set forth in this Amendment.

Now, therefore, in consideration of the premises and the mutual covenants and agreements contained herein, the Parties hereby agree as follows:

AMENDMENTS

1.              As set forth in Section 5.2 of the Commercial Supply Agreement, the sales prices for Product Manufactured under the Agreement shall be the sales prices in Appendix 3 to the Commercial Supply Agreement (subject to price adjustment based on PPI in accordance with Section 5.5 of the Commercial Supply Agreement); provided, however, and notwithstanding anything to the contrary in this Agreement, that SAFC agrees to hold the sales prices firm, without any PPI increases, as in effect on the date of this Amendment, through the end of [***].

2.              The Parties further agree that the first sentence of Section 2.8(c) until and including the table below will be deleted and restated as follows:

(c)                                  As set forth in Section 5.2 of the Agreement, the sales prices for Product Manufactured under this Agreement shall be the sales prices in Appendix 3; provided, however, beginning on [***] SAFC will use commercially reasonable efforts to provide AMAG with the following Product Pricing:

Amount Produced per Calendar Year (kg)	Price per kg Fe shipped from SAFC (USD)
0-180	[***]
181-360	[***]
361-540	[***]
541 or more	[***]

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED.  ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

3.              The Parties further agree that in Section 2.8(d)(ii)(b) of the Commercial Supply Agreement, which was added pursuant to Amendment No. 1, “If after [***]” shall be deleted and restated as: “If after [***].”

CONFIDENTIAL

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED.  ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

SIGNATURE PAGE TO AMENDMENT NO. 2

In Witness Whereof, the Parties by their authorized representatives have executed this Amendment as of the Effective Date.

AMAG PHARMACEUTICALS, INC.		Sigma-Aldrich, Inc.

By:	/s/ Frank E. Thomas	By:	/s/ Gilles Cottier

Name:	Frank E. Thomas	Name:	Gilles Cottier
Title:	Chief Operating Officer	Title:	Vice President

CONFIDENTIAL